June 9, 2006

DREYFUS GROWTH AND INCOME FUND, INC.

Supplement to Prospectus dated March 1, 2006

The following information will be effective on or about July 1, 2006

     The following information supersedes and replaces the second, third and fourth paragraphs in the section of the Prospectus entitled “Goal/Approach.”

     In choosing stocks, the portfolio managers use a “growth style” of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. The portfolio managers use a consistent, bottom-up approach that emphasizes individual stock selection. The portfolio managers go beyond Wall Street analysis and perform qualitative and quantitative in-house research to determine whether a stock meets their investment criteria. Income is generated primarily from dividend paying stocks in which the fund may invest.

     The portfolio managers monitor the stocks in the fund’s portfolio, and consider selling a security if the company’s business momentum deteriorates or valuation becomes excessive. The portfolio managers also may sell a security if an event occurs that contradicts the portfolio managers’ rationale for owning it, such as deterioration in the company’s financial fundamentals. In addition, the portfolio managers may sell a security if better investment opportunities emerge elsewhere, or if the portfolio managers change the fund’s industry or sector weightings.

     The section of the Prospectus entitled “Goal/Approach — Concepts to Understand” is revised by deleting the reference to “Value companies” and the reference to “Fundamental analysis,” and inserting the following information.

     Bottom-up approach: choosing fund investments by analyzing the fundamentals of individual companies one at a time rather than focusing on broader market themes.

     The following information supersedes the section of the Prospectus entitled “Main Risks — Growth and value stock risk.”

– Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).

(Continued on Reverse Side)

     The following information supplements the section of the Prospectus entitled “Main Risks — Other potential risks.”

     The implementation of the investment approach used by the fund’s new primary portfolio manager initially may result in more portfolio turnover than is typical for the fund, which will produce transaction costs.

     The following information supersedes the third paragraph in the section of the Prospectus entitled “Management — Investment adviser.”

     John B. Jares is the fund’s primary portfolio manager. Mr. Jares, a charted financial analyst, has been the fund’s primary portfolio manager since July 2006, and has been employed by Dreyfus since May 2006. Mr. Jares also has been employed by Founders Asset Management LLC (“Founders”), an indirect subsidiary of Dreyfus, since November 2001, where he is a vice president of investments. Prior to joining Founders, Mr. Jares was a vice president and senior portfolio manager at Delaware Investments from May 2000 to November 2001.